EXHIBIT 10.2

APOLLO GOLD CORPORATION
5655 S. Yosemite Street, Suite 200
Greenwood Village, CO 80111
                                                                                                                  December 30, 2009
Elkhorn Goldfields LLC
P.O. Box 370657
Denver, CO  80237

Attention:  Patrick W.M. Imeson, Chairman

Dear Pat:

Re:
Letter of Intent (the "Letter of Intent") dated December 9, 2009 among Elkhorn Goldfields LLC ("Elkhorn"), Apollo Gold Corporation ("Apollo"), Calais Resources, Inc. and Calais Resources Colorado, Inc.

The parties agree that this letter amends the Letter of Intent by replacing the date “December 30, 2009” in each instance that it appears in Section 7 of the Letter of Intent with “January 8, 2010”.  Except as otherwise amended by this letter, all of the other terms and conditions of the Letter of Intent remain in full force and effect.  This letter may be signed in one or more counterparts (by original or facsimile or electronic signature), each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

Yours truly,

APOLLO GOLD CORPORATION

Per:	/s/ R. David Russell
R. David Russell
President and Chief Executive Officer

The above proposal is hereby accepted this 30th day of December, 2009.

ELKHORN GOLDFIELDS LLC

Per:	/s/ Patrick W.M. Imeson
Patrick W.M. Imeson, Chairman

Accepted and agreed to this 30th day of December, 2009.

CALAIS RESOURCES, INC.,
and
CALAIS RESOURCES COLORADO, INC.

Per:	/s/ David K. Young
David K. Young